July 31, 2002

Dear Shareholder:

    For the first six months of 2002, The First Philippine Fund Inc.'s ("Fund") net asset value ("NAV") per share appreciated by 3.90%, from $3.08 at the end of December 2001 to $3.20 at the end of June 2002. In this same period, the Fund's share price rose even more significantly -- by 10.51% -- to close at $2.84 on June 28, 2002. These performances well surpass that of the Fund's benchmark, the Philippine composite index ("Phisix"), which rose by 1.25% in U.S. dollar terms in the first half of the year.

    The Fund's positive results in the first half of 2002 allowed it to narrow its slump in its fiscal year ending June 2002. In the 2002 fiscal year, the Fund's per share NAV and share price declined by 15.79% and 10.97%, respectively. Performance improved from the first half of the fiscal year (the last six months of 2001), a period which saw global markets plunge in response to a slowing world economy and the war on terrorism. In that period, the Fund's per share NAV and share price were down by 18.95% and 19.44%, respectively. Comparatively, the Fund's benchmark declined 15.98% in the first half of the fiscal year and 14.93% in the one-year period ending June 2002.

    On June 28, 2002, the Fund traded at an 11.25% discount to NAV. This is substantially lower than the 16.56% discount at the end of December 2001. The Fund's discount to NAV has in fact narrowed significantly in 2002. In the first six months of the year, the discount has averaged 10.83%, compared with an average of 16.43% in the full year 2001 and 21.99% in 2000. We believe the Fund's share repurchase program, which began in May 2001, has had an impact on the narrowing of the Fund's discount. As of June 30, 2002, the Fund has repurchased over one million of its shares, equivalent to 9.24% of the Fund's common stock.


FIRST HALF 2002 MARKET REVIEW

    The Philippine stock market performed strongly early in the year. In the first quarter of 2002, the Phisix rose by 21.56% quarter-on-quarter in U.S. dollar terms, with the bulk of the ascent occurring in January and early February. Sentiment on the Philippines turned decisively positive as the government unveiled a better-than-expected 2001 economic report card, credit rating agencies upgraded the country's outlook, interest rates declined and U.S. troops landed in the Philippines for military exercises in Mindanao. Trading volumes increased and liquidity flowed back into the stock market, making the Philippines one of the best performing among the emerging markets.

    The rally, however, was not sustained in the second quarter of 2002. The Phisix declined to its year-low at the end of June 2002, dropping 16.71% quarter-on-quarter in U.S. dollar terms. This decline nearly erased the market's early gains. But, with the help of the peso that strengthened by 2.3% in the first six months of 2002, the market was able to eke out a 1.25% gain in U.S. dollar terms in the first half of the year.

    The market's drop was concentrated in June. Investors' confidence waned as interim budget deficit numbers veered off targets, raising the specter of a significant rise in interest rates. Domestic political developments that threatened to move government's focus away from its reform agenda, weak first quarter corporate results, concerns on the continued economic weakness of the United States, the Philippines' largest trading partner, and overall bearishness on global equity markets, all weighed down on the Philippine stock market.

FOUNDATIONS BEING BUILT

    We believe, however, that value has emerged as a result of the market's second quarter decline and that further significant downside at this point is likely to be limited. The opportunity exists to pick up fundamentally sound Philippine companies that have been oversold. We expect more positive news flow to come out of the market and the economy in the second half of the year that should restore investors' confidence in the Philippines.

    This view is based on our observation that the foundations for sound fundamentals are clearly and surely, albeit slowly, being built. For example, the macroeconomy remains on track. The country's first quarter GDP growth rate of 3.8%, driven by agriculture and services on the supply side and consumption on the demand side, was generally in line with expectations and showed the continuation of the Philippine economy's recovery that began in 2001. Interest rates hit historic lows in April. While there may have been a slight uptick since then, interest rates remain substantially lower now than last year and should provide a substantial boost to economic growth and corporate profits. Significant progress on peace and order was achieved with the victory against the Abu Sayyaf. A close partnership has been formed between U.S. and Philippine troops in the war against terrorism, and newly appointed police officials aim to curb kidnapping in one year's time. Finally, reform momentum should pick up anew as Congress reopens.

    The road may be bumpy, but we believe the country is fundamentally moving in the right direction. Given this, the Fund will remain substantially invested in the stock market and focused on the largest, most liquid and best-managed companies. The Fund will continue to remain more stock selective rather than sector selective. In the near-term, particular attention will be given to undervalued situations and stocks with the greatest potential of showing corporate earnings growth in a recovering domestic and global economy.

ANNUAL MEETING SHAREHOLDER VOTE

    The Fund's Board of Directors, in response to its commitment made a year earlier to take action to allow shareholders to realize net asset value, has authorized a vote for liquidation to be put forth to shareholders at the upcoming annual meeting on October 31, 2002. This action was precipitated by the Fund's exceeding a 12% average discount threshold in the twenty-day trading period prior to July 19, 2002. In its July 26, 2002 press release announcing this decision, the Board also stated its unanimous belief that such liquidation would not be in shareholders' best long-term interests and recommended a vote against it. The Board's belief in the favorable medium- to long-term prospects of the Philippine market and the Fund's share price appreciation potential was a major consideration in forming its position. A copy of the press release can be found at the Fund's website -- http://www.clementecapital.com/fpf.html. We encourage your participation in this vote that will determine the direction of the Fund.

    Once again, thank you for your continued support for the Philippines and The First Philippine Fund.


                                      Sincerely yours,

                                      /S/LILIA C. CLEMENTE

                                      Lilia C. Clemente
                                      DIRECTOR, PRESIDENT & CEO


                                      /S/JOAQUIN G. HOFILENA

                                      Joaquin G. Hofilena
                                      VICE PRESIDENT AND PORTFOLIO MANAGER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2002

                                                                             Number of Shares        Value
-------------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (98.0%)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.1%)
CONGLOMERATES (13.1%)
    Aboitiz Equity Ventures, Inc.                                               17,200,000        $  775,924
    Ayala Corp. - A                                                             36,464,323         3,064,008
    Benpres Holdings Corp. (c)                                                  29,109,700           201,587
    Metro Pacific Corp. (c)                                                     15,550,000            86,148
    Pryce Corp. (b)(c)                                                          19,490,000            26,030
    Uniwide Holdings, Inc. (c)                                                  20,687,000            32,745
-------------------------------------------------------------------------------------------------------------------
                                                                                                   4,186,442
-------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/ENGINEERING (1.2%)
    DMCI Holdings, Inc. (c)                                                     25,604,000            75,990
    Union Cement Corp. (c)                                                      22,038,041           305,230
-------------------------------------------------------------------------------------------------------------------
                                                                                                     381,220
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (12.6%)
    Bank of the Philippine Islands                                               2,014,881         1,913,581
    Bankard, Inc. (c)                                                            6,470,000           161,299
    Equitable PCI Bank, Inc. (c)                                                   836,000           521,042
    Metropolitan Bank & Trust Co. (c)                                            2,197,000         1,456,233
-------------------------------------------------------------------------------------------------------------------
                                                                                                   4,052,155
-------------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE (23.8%)
    Del Monte Pacific Ltd. (f)                                                   2,400,000           631,472
    Jollibee Foods Corp.                                                         3,880,545         1,017,337
    La Tondena Distillers, Inc.                                                  1,567,800         1,023,672
    San Miguel Corp. - A                                                         4,545,086         4,361,541
    Universal Robina Corp.                                                       6,778,200           610,214
-------------------------------------------------------------------------------------------------------------------
                                                                                                   7,644,236
-------------------------------------------------------------------------------------------------------------------
MEDIA (3.7%)
    ABS-CBN Broadcasting Corp. PDR (c)(e)                                        2,649,900         1,179,691
-------------------------------------------------------------------------------------------------------------------
                                                                                                   1,179,691
-------------------------------------------------------------------------------------------------------------------
PORT OPERATIONS (1.2%)
    International Container Terminal Services, Inc.                              7,643,750           369,022
-------------------------------------------------------------------------------------------------------------------
                                                                                                     369,022
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT (22.0%)
    Ayala Land, Inc.                                                            26,589,585         2,946,156
    Belle Corp. (c)                                                              5,900,008            37,356
    Filinvest Land, Inc. (c)                                                    32,287,499         1,456,550
    SM Prime Holdings, Inc.                                                     24,100,000         2,622,623
-------------------------------------------------------------------------------------------------------------------
                                                                                                   7,062,685
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (1.6%)
    Ionics, Inc.                                                                 2,475,000           298,718
    Music Corp. (c)                                                              1,900,000             7,425
    SPI Technologies, Inc. (c)                                                   1,400,500           221,681
-------------------------------------------------------------------------------------------------------------------
                                                                                                     527,824
-------------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS (CONT'D)
JUNE 30, 2002

                                                                             Number of Shares        Value
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (14.0%)
    Digital Telecommunications Philippines, Inc. (c)                            20,200,000      $    279,773
    Globe Telecommunications, Inc. (c)                                              65,000           668,764
    Philippine Long Distance Telephone Co. ADR (c)(d)                              475,020         3,543,649
-------------------------------------------------------------------------------------------------------------------
                                                                                                   4,492,186
-------------------------------------------------------------------------------------------------------------------
UTILITIES (2.9%)
    Manila Electric Co. - A (c)                                                  2,257,600           926,875
-------------------------------------------------------------------------------------------------------------------
                                                                                                     926,875
-------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (Cost $62,731,958)                                                                            30,822,336
-------------------------------------------------------------------------------------------------------------------

                                                                                       Par
                                                                 Maturity             (000)
-------------------------------------------------------------------------------------------------------------------
BOND (1.9%)
    Bacnotan Consolidated Industries, Inc., 5.50%
     (Cost $1,750,000)                                           06/21/04           $1,750           621,250
-------------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
     (Cost $64,481,958)                                                                           31,443,586
-------------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (2.0%)
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.0%)
    American Express Credit Corp., 1.97%
     (Cost $627,000)                                             07/01/02              627           627,000
-------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                       627,000
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%)
     (Cost $65,108,958) (a)                                                                     $ 32,070,586
                                                                                                ============

(a) Aggregate cost for Federal Income tax purposes is $65,108,958.
    Aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
         Excess of market value over tax cost                                                   $  2,056,002
         Excess of tax cost over market value                                                    (35,094,374)
                                                                                                ------------
                                                                                                $(33,038,372)
                                                                                                ============
(b) At fair value as determined by the Board of Directors.
(c) Non-income producing security.
(d) ADR - American Depository Receipt.
(e) PDR - Philippine Depository Receipt.
(f) Singapore security - 2.0% of Total Investments.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                June  30, 2002
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $65,108,958) ......................................................... $ 32,070,586
Cash ............................................................................................          644
Foreign currency value (Cost $748,552) ..........................................................      761,288
Dividends receivable ............................................................................       18,025
Interest receivable .............................................................................        2,144
Prepaid expenses ................................................................................       17,956
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ....................................................................................   32,870,643
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for treasury stock repurchased ..........................................................       30,334
Advisory fee payable ............................................................................       56,715
Accrued expenses payable ........................................................................      160,807
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES ...............................................................................      247,856
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 10,188,300 common shares outstanding) .........................................  $32,622,787
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($32,622,787/10,188,300) .....................................................................        $3.20
-------------------------------------------------------------------------------------------------------------------
Net assets consist of:
   Capital Stock Issued .........................................................................  $   112,250
   Paid-in capital ..............................................................................  119,167,739
   Cost of 1,036,700 shares held in treasury ....................................................   (3,220,835)
   Accumulated net realized loss on investments .................................................  (50,410,749)
   Net unrealized depreciation on investments, foreign currency holdings and other assets and liabilities denominated in foreign currency ............................  (33,025,618)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................................  $32,622,787
-------------------------------------------------------------------------------------------------------------------

                                                                                                       For the
                                                                                                    Year Ended
STATEMENT OF OPERATIONS                                                                          June 30, 2002
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of taxes withheld $139,210) ...................................................  $   450,716
   Interest (net of taxes withheld $3,423) ......................................................      133,032
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME .........................................................................      583,748
-------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee ......................................................................      365,523
   Trustee fee ..................................................................................      150,000
   Administration fee ...........................................................................      124,800
   Legal fee ....................................................................................      128,414
   Custodian fee ................................................................................       74,836
   Audit fee ....................................................................................       54,602
   Directors fee ................................................................................       49,250
   NYSE Listing fee .............................................................................       34,688
   Printing .....................................................................................       27,998
   Insurance ....................................................................................       10,924
   Transfer agent fee ...........................................................................        8,229
   Miscellaneous ................................................................................       69,083
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES ..................................................................................    1,098,347
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS .............................................................................     (514,599)
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS
   AND OTHER  ASSETS AND  LIABILITIES  DENOMINATED  IN FOREIGN  CURRENCIES:
   Net realized gain (loss) on:
    Security transactions .......................................................................   (2,512,427)
    Foreign currency transactions ...............................................................        3,745
   Net change in unrealized appreciation (depreciation):
    Investments .................................................................................   (3,795,603)
    Foreign currency holding and other assets and liabilities denominated in foreign currency ...       45,367
-------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments,  foreign currency holdings
    and other assets and liabilities denominated in foreign currency ............................   (6,258,918)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................  $(6,773,517)
-------------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements

                                                                                   For the             For the
THE FIRST PHILIPPINE FUND INC.                                                  Year Ended          Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                           June 30, 2002       June 30, 2001
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
    Net investment loss .................................................     $  (514,599)        $   (346,430)
    Net realized loss on security transactions ..........................      (2,512,427)         (15,229,320)
    Net realized gain (loss) on foreign currency transactions ...........           3,745             (627,460)
    Net change in unrealized appreciation (depreciation)
       on investments, foreign currency holdings and other
       assets and liabilities denominated in foreign currency ...........      (3,750,236)              21,840
-------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations .................      (6,773,517)         (16,181,370)
-------------------------------------------------------------------------------------------------------------------
   Capital share transactions:
   Shares repurchased ...................................................      (2,930,465)            (290,370)
-------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets .........................................      (9,703,982)         (16,471,740)
-------------------------------------------------------------------------------------------------------------------
   Net assets:
    Beginning of year ...................................................      42,326,769           58,798,509
-------------------------------------------------------------------------------------------------------------------
    End of year (including accumulated net investment loss of
       $0 and ($214,965), respectively) .................................     $32,622,787         $ 42,326,769
===================================================================================================================

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                          For the Year Ended June 30,
-------------------------------------------------------------------------------------------------------------------
                                                                  2002      2001     2000     1999     1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...........................  $   3.80   $ 5.24    $ 9.73   $ 6.51   $16.61
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss .........................................     (0.05)   (0.03)    (0.06)   (0.07)   (0.06)
   Net realized and unrealized gains (losses) on investments, foreign currency holdings and other assets and liabilities
    denominated in foreign currencies ..........................     (0.65)   (1.56)    (4.43)    3.29   (10.04)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations .............     (0.70)   (1.59)    (4.49)    3.22   (10.10)
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions from net realized long-term gains .............        --       --        --       --       --
-------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS ..............................        --       --        --       --       --
-------------------------------------------------------------------------------------------------------------------
SHARES REPURCHASED
   Effect of shares repurchased ................................      0.10     0.15        --       --       --
-------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net asset value ......................     (0.60)   (1.44)    (4.49)    3.22   (10.10)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................................  $   3.20   $ 3.80    $ 5.24   $ 9.73   $ 6.51
-------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ..........................  $   2.84   $ 3.19    $ 4.06   $ 8.63   $ 5.75
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market value* ......................................    (10.97)% (21.43)%  (52.90)%  50.00%  (58.18)%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...........................   $32,623  $42,327   $58,799 $109,256  $73,068
Ratios to average net assets:
    Operating expenses .........................................      3.00%    2.38%     1.88%    2.07%    1.91%
    Net investment loss ........................................     (1.41)%  (0.71)%   (0.86)%  (1.02)%  (0.68)%
Portfolio turnover .............................................      3.04%   34.71%    14.37%   16.26%   23.10%
-------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions,  if any, are  assumed,  for  purposes of this  calculation,  to be  reinvested  at prices obtained under the Fund's dividend  reinvestment  plan. Total investment  return does not reflect sales charges and brokerage commissions.

                 See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2002
------------

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any recent sales, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities for which market values are not readily available are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

  2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded at the time when the related income is recorded.

  3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 2002, no U.S. Federal income or excise tax provision was required.

     The Fund has a capital loss carry forward in the amount of $48,194,629, of which $466,990, $7,894,664, $8,691,344, $26,411,868 and $4,729,763 are
     available as a reduction of future net capital gains to be distributed and expire in the years ended 2005, 2007, 2008, 2009 and 2010 respectively. It is uncertain whether the Fund will realize these benefits before they expire.

     Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 2001 incurred and will elect to defer net capital losses of $2,216,120 during the year ended June 30, 2002.

     The tax character of net assets at June 30, 2002 was substantially the same as the book character.

  4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate as stated on the Philippine Dealing System at the valuation date; and

     (II) purchases and sales of investment securities, income and expense at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

     The Fund does not generally isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

------------


     Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     The change in unrealized appreciation/depreciation of foreign currency holding and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

     Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

  5. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

     As of June 30, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 2002, the Fund decreased accumulated net investment loss by $725,819 with an offsetting decrease to paid-in-capital of $725,819. The Fund also decreased accumulated net investment loss by $3,745 with an offsetting increase to accumulated net realized loss on investments of $3,745. Net assets were not affected by these changes.

  6. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investment in the repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

------------


B.  MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 2002, the Investment Adviser earned $365,523 from the Fund, of which $56,715 was payable to the Investment Adviser at June 30, 2002.

     PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of 0.35% of the Fund's average weekly net assets. For the year ended June 30, 2002, the Investment Adviser paid $127,933 to the Philippine Adviser.

     Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 2002, the Trustee earned fees of $150,000, of which $37,396 was payable to the Trustee at June 30, 2002.

     PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of 0.10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the year ended June 30, 2002, the Administrator earned fees of $124,800, of which $20,515 was payable to the Administrator at June 30, 2002.

     The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Directors' fees payable at June 30, 2002 were $11,000, which were included in accrued expenses.

C.  CAPITAL STOCK

     The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 10,188,300 shares outstanding at June 30, 2002, Clemente Capital, Inc. owned 6,000 shares.

D.  SHARE REPURCHASE PROGRAM

     On May 4, 2001, the Fund commenced a share repurchase program for the purpose of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through June 30, 2002, the Fund repurchased 1,036,700 shares or 9.24% of its Common Stock issued at a weighted average price per share of $3.07 and a weighted average discount of 10.51% from net asset value per share. For the year ended June 30, 2002, the Fund repurchased 950,400 shares or 8.47% of its Common Stock issued at a weighted average price per share of $3.02 and a weighted average discount of 10.02% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives subject to review by the Board of Directors.

E.  PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $1,048,644 and $2,013,669, respectively, for the year ended June 30, 2002.

------------


F.  OTHER

     The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the Fund to be invested in the Philippine securities markets, which ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

     There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

     At June 30, 2002, 94.4% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

G.  SUBSEQUENT EVENT

     At the July 25, 2002 Board Meeting, the Board of Directors authorized a shareholder vote on liquidation. Shareholders of record on August 21, 2002 shall be entitled to vote at the Annual Meeting, which will be held on October 31, 2002. Under the Fund's Amended Articles of Incorporation, which have been in effect since inception in 1989, the affirmative vote of 75% of the Fund's outstanding shares of Common Stock will be required to approve the dissolution of the Fund.

     In the event that the requisite percentage is not achieved, the Board will consider various alternatives to address the discount.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Philippine Fund Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

As explained in Note G, the Board of Directors of the Fund has authorized a shareholder vote on liquidation and dissolution of the Fund.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 5, 2002

TAX INFORMATION (UNAUDITED)
--------


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 2002) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

     Dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2002.


SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN (UNAUDITED)
------

     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at lease annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceeding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. The Plan Agent will provide such confirmations to banks, brokers or nominees which hold shares for others and who are certified by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There  is  no  charge  to  participants   for   reinvesting   dividends  or
distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company (the Plan Agent) at 59 Maiden Lane, New York, NY 10007. Attention Shareholder Services: The First Philippine Fund Inc.


REPORT OF THE FUND'S ANNUAL MEETING (UNAUDITED)
--------

     The Fund held its annual meeting on October 25, 2001. At the meeting, the shareholders voted to elect three Class II directors for a three year term:
Leopoldo M. Clemente, Jr., John Anthony B. Espiritu, and Benjamin P. Palma Gil. The shareholders also voted to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending June 30, 2002. The results of the voting were as follows:


                                                                                                                ABSTENTIONS
                                                                                                                AND BROKER
                                                             FOR              AGAINST          WITHHELD          NON-VOTES
----------------------------------------------------------------------------------------------------------------------------
Leopoldo M. Clemente, Jr.                                 8,743,389                             587,565
John Anthony B. Espiritu                                  8,743,889                             587,065
Benjamin P. Palma Gil                                     8,743,689                             587,265
Selection of PricewaterhouseCoopers LLP                   9,029,545           272,235                             29,174

THE FIRST PHILIPPINE FUND INC.

FUND MANAGEMENT SUMMARY
---------
DIRECTORS AND OFFICERS


                                                                                                                         NUMBER OF
                                                                                                                         PORTFOLIOS
                                                                                                                         IN FUND
                                               TERM OF OFFICE*    PRINCIPAL OCCUPATION(S)                                COMPLEX
NAME, (AGE), ADDRESS AND                       AND LENGTH         DURING PAST 5 YEARS                                    OVERSEEN BY
POSITION(S) WITH COMPANY                       OF TIME SERVED     AND OTHER DIRECTORSHIPS HELD                           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

Roberto de Ocampo1 (56)                        Class III          President, Asian Institute of Management, since             1
Director                                       2002               September 1999; Chairman, Philand Group of Companies,
   6760 SGV Building                           Since 1998         since June 1999; Chairman, Prime East Properties,
   Ayala Avenue                                                   Inc., since June 1999; Secretary of Finance, Republic
   Makati City,                                                   of the Philippines, 1993 to January 1998; Director of
   Metro Manila, Philippines                                      ABS-CBN Broadcasting Corp., Alaska Milk Corp. and PSi
                                                                  Technologies (a semiconductor  corporation).
------------------------------------------------------------------------------------------------------------------------------------
John Anthony B. Espiritu (39)                  Class II           Managing Director of SynEx Financial Management             1
Director                                       2004               Advisors, Inc., Manila, Philippines, since March 2001;
   Ritz Tower                                  Since 1998         Chairman and President of EBECOM Holdings Co., Inc.,
   Makati City                                                    Makati City, Metro Manila, Philippines since May 1995;
   Metro Manilla, Philippines                                     President and Chief Executive Officer of Westmont Bank,
                                                                  Manila, Philippines from July 1998 to December 1999 and
                                                                  other offices since 1994; President of Philippine Racing
                                                                  Club, Inc., Manila, Philippines from June 1998 to
                                                                  February 2001; Chairman/Executive Director, Western
                                                                  State Bank, Duarte, California since May 1992.
------------------------------------------------------------------------------------------------------------------------------------
Joseph A. O'Hare, S.J. (71)                   Class III           President of Fordham University since 1984; Chairman,       1
Director                                      2002                New York City Campaign Finance Board since 1988
   Fordham University                         Since 1989          (re-appointed in 1994 and 1999).
   Bronx, NY 10458
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Solarz (62)                        Class I             Member, United States House of Representatives              1
Director                                      2003                from 1975 to 1992; President, Solarz Associates,
   1120 Bellview Road                         Since 1994          (an international consulting firm) since 1992; Senior
   McLean, VA 22102                                               Counselor, Apco Associates, (a public affairs company)
                                                                  since 1995; Director of Santa Fe International
                                                                  (an oil drilling company) and Samsonite Corp.
                                                                  (a luggage manufacturer).
------------------------------------------------------------------------------------------------------------------------------------

THE FIRST PHILIPPINE FUND INC.

--------
DIRECTORS AND OFFICERS



                                                                                                                         NUMBER OF
                                                                                                                         PORTFOLIOS
                                                                                                                         IN FUND
                                               TERM OF OFFICE*    PRINCIPAL OCCUPATION(S)                                COMPLEX
NAME, (AGE), ADDRESS AND                       AND LENGTH         DURING PAST 5 YEARS                                    OVERSEEN BY
POSITION(S) WITH COMPANY                       OF TIME SERVED     AND OTHER DIRECTORSHIPS HELD                           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Lilia C. Clemente1,2 (61)                      Class III          Chairman and Chief Executive Officer of Clemente            1
Director, President and Chief Executive        2002               Capital, Inc. since 1986; Director of  Clemente
Officer                                        Since 1989         Capital, Inc.
   Clemente Capital, Inc.
   152 West 57th Street
   New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
Leopoldo M. Clemente, Jr.1,2 (64)              Class II           President and Chief Investment Officer of Clemente          1
Director, Executive Vice President and         2004               Capital, Inc. since 1987; President of Clemente
Managing Director                              Since 1989         Strategic Value Fund, Inc. from 1987 to 2001
   Clemente Capital, Inc.                                         and Cornerstone Strategic Return Fund, Inc. from
   152 West 57th Street                                           April 2000 to April 2001; Director of Clemente
   New York, NY 10019                                             Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Benjamin P. Palma Gil2 (50)                    Class II           President of Philippine National Bank and PNB               1
Director and Chairman                          2004               Investments Limited from July 1998 to January 2000;
   11 Helmcrest Street                         Since 1998         Executive Director of Capital Strategy Limited
   Aliso Viejo, CA 92656                                          (a financial advisory firm) from 1994 to July 1998
                                                                  and since January 2000.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Santiago S. Cua, Jr.  (54)                     Since 1998         Executive Vice President of Philippine National             N/A
Executive Vice President and                                      Bank since July 1998; Senior Executive Vice President,
Managing Director                                                 Westmont Bank, Manila, Philippines from June 1994 to
   Philippine National Bank                                       July 1998.
   Roxas Boulevard
   Metro Manila, Philippines
------------------------------------------------------------------------------------------------------------------------------------
Joaquin G. Hofilena  (35)                      Since 1996         Portfolio Manager and Investment Analyst of Clemente        N/A
Vice President and Treasurer                                      Capital, Inc. since April 1996.
   Clemente Capital, Inc.
   152 West 57th Street
   New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
Imelda Singzon (53)                            Since 1998         Senior Vice President of Philippine National Bank since     N/A
Vice President                                                    August 1994.
    PNB Investments Limited
    Roxas Boulevard
    Metro Manila, Philippines
------------------------------------------------------------------------------------------------------------------------------------

*  Board members are elected at the annual shareholder meeting and serve three-year staggered terms: Class I expiring in 2003, Class II in 2004 and Class III in 2002.
1  Lilia C. Clemente and Leopoldo M. Clemente, Jr. are wife and husband.  Lilia C. Clemente and Roberto de Ocampo are first cousins.
2  Mr. and Mrs. Clemente and Mr. Palma Gil are deemed to be interested persons because: (a) of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., the Fund's Philippine adviser, PNB Investments
   Limited or Philippine National Bank; (b) they are officers of the Fund; or (c) both (a) and (b).

                                          [This page intentionally left blank]

                                          [This page intentionally left blank]

DIRECTORS AND OFFICERS
------------

Benjamin P. Palma Gil
DIRECTOR AND CHAIRMAN
Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Roberto de Ocampo
DIRECTOR
John Anthony B. Espiritu
DIRECTOR
Joseph A. O'Hare, S.J.
DIRECTOR
Stephen J. Solarz
DIRECTOR
Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER
Imelda Singzon
VICE PRESIDENT
Maria Distefano
ASSISTANT SECRETARY


EXECUTIVE OFFICES
------------

152 West 57th Street,  New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries,
call 1-800-937-5449.)


------------
INVESTMENT ADVISER
Clemente Capital, Inc.


------------
ADMINISTRATOR
PFPC Inc.


------------
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company


------------
CUSTODIAN
Brown Brothers Harriman & Co.


------------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.


------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION


--------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.


--------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most news-papers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


--------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First
Philippine  Fund  Inc.  may  elect  to  receive   dividends  and  capital  gains
distributions in the form of additional shares of the Fund.


This report, including the financial information herein, is transmitted to the shareholders of the First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                         [FIRST PHILIPPINE LOGO OMITTED]




                                  ANNUAL REPORT


                                  JUNE 30, 2002